SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                     Date of Report
                     (Date of earliest
                     event reported):    October 19, 1999


                              BANDAG, INCORPORATED
             (Exact name of registrant as specified in its charter)



             Iowa                   001-07007                 42-0802143
      --------------             ----------------           ------------------
      (State or other            (Commission File             (IRS Employer
      jurisdiction of                Number)                Identification No.)
      incorporation)


                              2905 North Highway 61
                              Muscatine, Iowa 52761
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (319) 262-1400
                         -------------------------------
                         (Registrant's telephone number)



                               Page 1 of 3 pages

ITEM 5.   OTHER EVENTS

          (a) Registrant is filing (i) unaudited condensed consolidated statements of earnings for the three and nine month periods ended September 30, 1999 and 1998, respectively, (ii) unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 1999 and 1998, respectively, and (iii) unaudited condensed consolidated balance sheets as of September 30, 1999 and December 31, 1998, respectively.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

          (a)  None.

          (b)  None.

          (c)  See Exhibit Index on page 3.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated: October 20, 1999

                                         BANDAG, INCORPORATED


                                         By:/s/ Warren W. Heidbreder
                                            ----------------------------------
                                                Warren W. Heidbreder,
                                                Vice President and
                                                Chief Financial Officer


                               Page 2 of 3 pages

                                  EXHIBIT INDEX

    Exhibit Number                  Exhibit Description
    --------------                  -------------------

          99.1 Unaudited condensed consolidated statements of earnings for the three and nine month periods ended September 30, 1999 and 1998, respectively, (i) unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 1999 and 1998, respectively, and (ii) unaudited condensed consolidated balance sheets as of September 30, 1999 and December 31, 1998, respectively.


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